EXHIBIT 10.15



                   ASSET CONTRIBUTION AGREEMENT

                              between

                 American Transmission Company LLC

                                and

                [Wisconsin Electric Power Company]

                [Wisconsin Power and Light Company]

                 [Wisconsin Public Service Corp.]

                   [Madison Gas & Electric Co.]

                  [Edison Sault Electric Company]

          [South Beloit Water, Gas and Electric Company]



                   Dated as of December 15, 2000

                         TABLE OF CONTENTS
                                                                                                                        PAGE
                                                                                                                        ----
ARTICLE I DEFINITIONS.....................................................................................................1

    SECTION 1.1         Definitions.......................................................................................1

ARTICLE II CLASSIFICATION OF CERTAIN CONTRIBUTED ASSETS...................................................................7

    SECTION 2.1         Classification of Contributed Assets..............................................................7
    SECTION 2.2         Classification of Transmission Line Land Rights by Circuit Method.................................7
    SECTION 2.3         Classification of Transmission Line Land Rights by Parcel-by-Parcel Method........................8
    SECTION 2.4         Classification of Transmission Substation Land Rights.............................................8
    SECTION 2.5         Classification and Disputes.......................................................................8

ARTICLE III CONTRIBUTION OF ASSETS........................................................................................9

    SECTION 3.1         Contribution of Assets............................................................................9
    SECTION 3.2         Transmission Lines................................................................................9
    SECTION 3.3         Transmission Substations.........................................................................10
    SECTION 3.4         Permits..........................................................................................11
    SECTION 3.5         Contracts........................................................................................12
    SECTION 3.6         Construction Work In Progress....................................................................12
    SECTION 3.7         Personal Property................................................................................12
    SECTION 3.8         Inventory........................................................................................12
    SECTION 3.9         Warranties.......................................................................................13
    SECTION 3.10        Allocation of Liability..........................................................................13
    SECTION 3.11        Title Insurance, Surveys and Subdivision.........................................................13
    SECTION 3.12        Documented Construction Projects.................................................................14
    SECTION 3.13        [Stoughton Operations Center.....................................................................15

ARTICLE IV ISSUANCE OF MEMBER UNITS TO CONTRIBUTOR.......................................................................15


ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE CONTRIBUTOR..............................................................15

    SECTION 5.1         Organization of the Contributor..................................................................15
    SECTION 5.2         Authority Relative to this Agreement.............................................................15
    SECTION 5.3         Enforceability...................................................................................16
    SECTION 5.4         Consents and Approvals; No Violations............................................................16
    SECTION 5.5         Legal Proceedings................................................................................16
    SECTION 5.6         Interests In Certain Contributed Assets..........................................................17
    SECTION 5.7         Environmental Matters............................................................................17
    SECTION 5.8         Adequacy of Contributed Assets...................................................................17

ARTICLE VI REPRESENTATIONS AND WARRANTIES OF ATCLLC......................................................................17

    SECTION 6.1         Organization and Authority of ATCLLC.............................................................18
    SECTION 6.2         Authority Relative to this Agreement.............................................................18
    SECTION 6.3         Enforceability...................................................................................18
    SECTION 6.4         Consents and Approvals; No Violations............................................................18
    SECTION 6.5         Litigation.......................................................................................19

ARTICLE VII COVENANTS....................................................................................................19

    SECTION 7.1         Conduct of the Business of the Contributor.......................................................19
    SECTION 7.2         Project Map......................................................................................19
    SECTION 7.3         Consents and Approvals...........................................................................19
    SECTION 7.4         Casualty.........................................................................................20
    SECTION 7.5         Access to Contributed Assets.....................................................................20
    SECTION 7.6         Continued Environmental Reporting................................................................20
    SECTION 7.7         Continued Conveyance.............................................................................20

ARTICLE VIII CONDITIONS PRECEDENT........................................................................................21

    SECTION 8.1         Mutual Conditions Precedent......................................................................21
    SECTION 8.2         Conditions Precedent to Obligations of ATCLLC....................................................21
    SECTION 8.3         Conditions Precedent to Obligations of the Contributor...........................................22

ARTICLE IX INDEMNIFICATION...............................................................................................23

    SECTION 9.1         Indemnification..................................................................................23
    SECTION 9.2         Notice of Proceedings............................................................................24
    SECTION 9.3         Defense of Claims................................................................................25
    SECTION 9.4         Subrogation......................................................................................26

ARTICLE X CLOSING........................................................................................................26

    SECTION 10.1        The Closing Date.................................................................................26
    SECTION 10.2        Closing Costs....................................................................................26
    SECTION 10.3        Prorations.......................................................................................26
    SECTION 10.4        Default and Remedies.............................................................................27

ARTICLE XI POST CLOSING..................................................................................................27

    SECTION 11.1        Further Assurances...............................................................................27
    SECTION 11.2        Survival of Representations, Warranties and Agreement............................................27
    SECTION 11.3        Access to Records................................................................................27

ARTICLE XII MISCELLANEOUS................................................................................................28

    SECTION 12.1        Notices..........................................................................................28
    SECTION 12.2        Entire Agreement.................................................................................29
    SECTION 12.3        Interpretation and Construction..................................................................29
    SECTION 12.4        Counterparts.....................................................................................29
    SECTION 12.5        Binding on Successors and Assignment.............................................................29
    SECTION 12.6        Governing Law....................................................................................29
    SECTION 12.7        Severability.....................................................................................29
    SECTION 12.8        Amendments and Waivers...........................................................................29

                   ASSET CONTRIBUTION AGREEMENT
                   ----------------------------


      THIS ASSET CONTRIBUTION AGREEMENT is executed as of December 15, 2000, by and between American Transmission Company LLC, a Wisconsin limited liability company ("ATCLLC"), and [Name of Contributing Utility], a __________________ corporation (the "Contributor").

                          R E C I T A L S

      A. 1999 Wisconsin Act 9 includes provisions commonly referred to as the Reliability 2000 Legislation, which authorized the organization of a new company to provide electric transmission service;

      B.   ATCLLC   has  been   formed  in   accordance   with  the
provisions of the Reliability 2000 Legislation;

      C.   Pursuant  to  the  provisions  of the  Reliability  2000
Legislation,   companies   with   transmission   assets  have  been
authorized to contribute their transmission assets to ATCLLC;

      D. The Contributor desires to divest its interest in its transmission facilities and associated land rights and to transfer ownership of such facilities and rights to ATCLLC in exchange for an ownership interest therein, all upon the terms and conditions set forth herein;

      E. It is anticipated that certain other electric companies will contribute their transmission assets to ATCLLC pursuant to separate but substantially similar Asset Contribution Agreements between ATCLLC and such electric companies.

      NOW, THEREFORE, in consideration of the mutual premises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I
                                   DEFINITIONS

SECTION 1.1     Definitions
                ------------

      Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to such terms as set forth below, or if not so defined, as set forth in the Operating Agreement.

      "Agreement"   means   this  Asset   Contribution   Agreement,
together with all Schedules and Exhibits hereto.

      "ATCLLC"   means   American   Transmission   Company  LLC,  a
Wisconsin limited liability company.

       "Circuit" means: (i) a line commencing at one substation and extending to another substation, (ii) a line commencing at one substation and returning to the same substation or (iii) a line commencing at a substation and terminating other than at a substation.

      "Circuit   Method"  means  the  method  of  classifying   the
Transmission Line Land Rights set forth in Section 2.2.

      "Closing" has the meaning provided in Article X.

      "Closing Date" has the meaning provided in Article X.

      "Construction Work In Progress" means, as of the Operations Date, any construction project which is not a Documented Construction Project and that is, as of the Operations Date, under construction. Such term shall include, with respect to each construction project, the land right on which such construction project is being built, all personal property and fixtures to which the Contributor has title that are or are anticipated to be a part of such construction project and all contracts for the construction of such construction project to which the Contributor is a party.

      "Contracts"   means  agreements,   contracts,   memoranda  of
understanding, joint ventures, letters of intent and any other form of agreement.

      "Contributed Assets" has the meaning provided in Section 3.1.

      "Contributor" has the meaning provided in the preamble to this Agreement.

      "Dispute Resolution Provisions" means those provisions for resolving disputes among the Members and between the Members and the Company set forth as Exhibit B to the Operating Agreement.

      "Distribution" means (i) the distribution of electricity at nominal voltages that are lower than 50 kV, or (ii) the distribution of electricity regardless of the nominal voltage at which such distribution facility is designed to operate or does operate, if the facilities are designated by the PSCW as used for distribution.

      "Distribution Facility" means (i) an electrical facility used for Distribution or (ii) a natural gas pipeline and related facilities used for the distribution of natural gas.

      "Distribution  Line"  means (i) an  electrical  line used for
Distribution;   or  (ii)  a  natural  gas  pipeline  used  for  the
distribution of natural gas.

      "Documented Construction Project" means a construction project for which a certificate of authority or public convenience and necessity has been applied for or issued by the PSCW under Wis. Stat. Sections 196.49 or 196.491.

      "Encumbrance" means any mortgage, pledge, lien, option, conditional sale agreement, encumbrance, security interest, claim or charge of any kind.

      "Environmental Claim" means any and all administrative, regulatory or judicial actions, actions arising under local, state or federal law including without limitation, claims of trespass, public or private nuisance, waste, and breach of standards of care, suits, including citizen suits, demands, demand letters, claims, directives, proceedings or notices by any Governmental Authority or other person alleging in writing violations of or liability under, or seeking to enjoin any activity as inconsistent with, or demanding remediation of conditions which, with notice, the passage of time, or both would constitute violations of, any Environmental Laws or any other local, state or federal law, statute, ordinance, rule, code, regulation, administrative interpretation, guidance document or memorandum, decree or order, contractual obligation or common-law doctrine including without limitation Chapters 59, 60, 61, 62, 66, and 87 of the Wisconsin Statutes, arising out of, based on or resulting from the presence, use, generation, treatment, storage, recycling, management, deposit, disposal, leakage, burial, discharge, emission, injection, spillage, seepage, leaching, escaping, emptying, dumping, pumping, pouring, placement or release of any Hazardous Material from, at, in, on or under, or the transport to or from, any Contributed Asset, and by any Person, or any loss of or damage to any property, natural resource or the environment, or death of or injury to any person, resulting from or relating in any way to any Contributed Asset or to any Hazardous Material that is or was present, used, generated, treated, stored, recycled, managed, transported, deposited, disposed of, buried, discharged, emitted, injected, emptied, dumped, pumped, poured, placed or Released, or that leaked, spilled, seeped, leached or escaped, at, on, in, under, to or from any Contributed Asset. Environmental Claim shall exclude those claims arising from action, inaction or a condition first existing after the Operations Date or arising out of an action, inaction or condition occurring after the Operations Date. In the event that an Environmental Claim is aggravated or exacerbated by action, inaction or condition occurring after the Operations Date it will still be an Environmental Claim but ATCLLC will contribute to any Environmental liabilities in proportion to the actual harm caused by events occurring after the Operations Date. Environmental Claim includes any environmental claim made against ATCLLC as a successor in interest to Contributor.

      "Environmental Information" means any communications or written material from or to any local, state or federal regulatory agency or an adjacent or nearby landowner (if such landowner asserts a material environmental claim) or internal memorandum relating to the status of the assets under applicable Environmental Laws, or any investigations, audits, reviews, studies or other analyses (including Phase I or Phase II reports) concerning the Contributed Assets.

      "Environmental Laws" means any local, state or federal law or other statute, law, ordinance, rule, code, regulation, administrative interpretation, guidance document or memorandum, decree or order, and all common law relating to pollution or protection of human health or the environment, or governing, regulating or imposing liability or standards of conduct concerning the manufacture, use, treatment, generation, distribution, transportation, storage, labeling, testing, processing, discharge, disposal or other handling, release or threatened release, control, or cleanup of any Hazardous Material, including without limitation, the Clean Air Act, 42

U.S.C. Sections 7401 to 7671q, the Clean Water Act, also known as the Federal Water Pollution Act, 33 U.S.C. Sections 1251 to 1387, as amended by the Water Quality Act of 1987 Pub. L. No. 100-4 (Feb.
4, 1987),  the Toxic  Substance  Control Act of 1976  ("TSCA"),  as
amended, 15 U.S.C. Sections 2601 to 2692, the Federal Insecticide, Fungicide and Rodenticide Act, Section 7 U.S.C. Sections 136 to 136y, the Safe Drinking Water Act, 42 U.S.C. Sections 300f et seq., the Surface Mining Control and Reclamation Act, 30 U.S.C. Section 1201, 1202, and
1211, the Comprehensive  Environmental  Response,  Compensation and
Liability Act, of 1980 ("CERCLA"), 42 U.S.C. Sections 9061 to 9675, as amended by the Superfund Amendment and Reauthorization Act of
1986,  ("SARA"),  Public Law 99-499,  100 Stat. 1613, the Emergency
Planning and Community  Right to Know Act ("EPCRA"),  42 U.S.C.  Sections
11001 to 11050,  the Solid  Waste  Disposal  Act, as amended by the
Resource  Conservation  and Recovery  Act,  ("RCRA"),  42 U.S.C.  Section
6901 to 6992k, the  Occupational  Safety and Health Act as amended,
("OSHA"),  29  U.S.C.  Section  655  and Section  657,  the  National  Historic
Preservation   Act  ("NHPA"),   16  U.S.C.  Sections  470  et  seq.,  the
Hazardous   Materials   Transportation   Act,  49  U.S.C.  Section  1802,
Chapters 30, 31, 160,  254,  280,  281,  283,  285,  287, 289, 291,
292,  293,  295,  299,  and  823 of  the  Wisconsin  Statutes,  and
including  any  amendment  of any of the above,  together  with any
other  statute,   rule,  regulation  or  order  of  any  Government
Authority having  jurisdiction  over the protection of human health or the  environment or the control of Hazardous  Materials,  wastes or  substances,  including  without  limitation  the United  States
Environmental   Protection   Agency,   the  United  States  Nuclear
Regulatory  Commission,  the  States  of  Wisconsin,   Michigan  or
Illinois  and  the  Department  of  Health  of  Milwaukee   County,
Wisconsin, or their agencies or municipalities.

      "Environmental Liabilities" means those liabilities, losses, damages and expenses (including the reasonable costs of investigation, testing, containment, removal, clean-up, abatement or remediation and attorneys fees and costs) incurred in order to defend against or comply with Environmental Laws or other legally enforceable obligation relating to an Environmental Claim.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Existing Attachment Agreements" means those agreements existing on the date hereof between the Contributor and a third party and which grant the third party the right to attach wires or other devices to, on or under the Contributed Assets.

      "Expansion" means any proposed use of land for a Transmission Facility that is, as of the Closing Date: (i) under construction, (ii) the subject of a contract for construction thereof, (iii) the subject of any written plans for the construction thereof, or (iv) is specifically agreed in writing by ATCLLC and the Contributor based on the particular facts and circumstances.

      "Good Utility Practice" means any of the practices, methods and acts engaged in or approved by a significant portion of the electric utility industry during the relevant time period, or any of the practices, methods and acts which, in the exercise of reasonable judgment in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with good business practices, reliability, safety and expedition. Good Utility Practice is not intended to be limited to the optimum practice, method, or act to the exclusion of all others, but rather to be acceptable practices, methods, or acts generally accepted in the region.

      "Governmental Authority" means any federal, state or local governmental or regulatory authority, administrative agency, commission, department, board or court that has jurisdiction over any of the parties to this Agreement or any Contributed Asset.

      "Hazardous Materials" means any pollutant, contaminant, waste, toxic or hazardous chemical, waste or substance, including, without limitation, asbestos in any form that is or could become friable, urea formaldehyde insulation, petroleum or petroleum products, manufactured gas waste, polychlorinated biphenyls (PCBs) and any item, article, substance, waste, equipment, or container containing or whose surfaces have been in direct contact with PCBs, air pollutants, water pollutants, and other substances defined or listed as a hazardous, extremely hazardous, toxic, dangerous restricted, nuisance, or otherwise harmful to human health or the environment under any Environmental Law or the manufacture, use, treatment, generation, distribution, transportation, storage, labeling, testing, processing, discharge, disposal or other handling, release or threatened release, control, or cleanup of which is prohibited, limited, or regulated pursuant to any Environmental Law or determined to be hazardous, extremely hazardous, toxic, dangerous, restricted, nuisance, or otherwise harmful to human health or the environment under any Environmental Law.

      "Intended Distribution Facility" means any Distribution Facility that, as of the Closing Date, is: (i) under construction, (ii) the subject of a contract for construction thereof, (iii) the subject of any written plans for the construction thereof, or (iv) as specifically agreed in writing by ATCLLC and the Contributor based on the particular facts and circumstances.

      "Operating   Agreement"  means  the  operating  agreement  of
American Transmission Company LLC, as it may be amended from time to time.

      "Organizational Documents" means, with respect to any corporation, its articles of incorporation and by-laws, with respect to any limited liability company, its articles of organization and operating agreement, and with respect to any cooperative, its [articles of association and by-laws].

      "Parcel-by-Parcel Method" means the method of classifying Transmission Line Land Rights set forth in Section 2.3.

      "Permitted Encumbrances" means such minor imperfections of title as do not restrict or interfere with the intended use of the subject parcel.

      "Person" means an individual, corporation, general or limited partnership, joint venture, trust, unincorporated association, limited liability company or any other legal or commercial entity.

      "Personal Property" has the meaning provided in Section 3.7.

      "Project Map" has the meaning provided in Section 7.2.

      "SEC"  means  the  United  States   Securities  and  Exchange
Commission.

      "Survey" means a survey drawing of a parcel showing all boundaries and locating the perimeter security fence, improvements, including driveways, that are outside the fence, and encroachments, if any, onto or off of the parcel, and containing a certificate by the surveyor reasonably acceptable to the Contributor and ATCLLC, which in all events must contain details necessary for the issuance of title insurance without an exception for matters that would be disclosed by a survey.

      "Transmission" means (i) the transmission of electricity at nominal voltages that are greater than or equal to 50 kV or (ii) the transmission of electricity regardless of the nominal voltage at which such facility is designed to operate or does operate, if the facilities are designated by PSCW as transmission.

      "Transmission  Line"  means  a line  composed  of one or more
Transmission   Line  Facilities  and  the  Transmission  Line  Land
Rights that underlie those Transmission Line Facilities.

      "Transmission  Line  Easement"  means any easement in which a
Contributor  has  any  right,   title  or  interest  upon  which  a
Transmission Line Facility is located.

      "Transmission Line Facility" means one or more pieces of equipment including, without limitation, any pipe, pipeline, duct, wire, line, conduit, pole, tower, equipment or other structure used for Transmission that are part of a Transmission Line, including, without limitation, all towers and poles to which any Transmission Line is attached, but excluding "spanner" towers and poles to which only Distribution Lines are attached.

      "Transmission Line Fee Interest" means real property owned in fee simple by a Contributor upon which a Transmission Line Facility is located.

      "Transmission   Line   Land   Right"   means  an   individual
Transmission Line Fee Interest, Transmission Line Easement or Transmission Line Lease.

      "Transmission Line Lease" means a lease, license or contract pursuant to which a Contributor, as lessee, licensee or contract party leases, licenses or otherwise obtains a contract right to the possession and/or use of a parcel of real property upon which a Transmission Line Facility is located.

      "Transmission  Substation"  means a  Transmission  Substation
Facility, together with the underlying Transmission Substation Land Rights and all the rights, benefits, privileges, easements, tenements, hereditaments, appurtenances and interests in and to such underlying Transmission Substation Land Rights.

      "Transmission Substation Easement" means any easement in which the Contributor has any right, title or interest upon which a Transmission Substation Facility owned by a Contributor is located.

      "Transmission Substation Facility" means any and all equipment, including, without limitation, towers, poles, transformers, circuit breakers, meters, and wires located at any substation that are used for Transmission.

      "Transmission   Substation  Fee  Interest"   means  any  real
property owned in fee simple by a Contributor and upon which a Transmission Substation Facility is located.

      "Transmission Substation Lease" means a lease, license or contract pursuant to which a Contributor, as lessee, licensee or contract party leases, licenses or otherwise obtains a contract right to the possession and/or use of a parcel of real property upon which a Transmission Substation Facility is located.

      "Transmission  Substation  Land  Right"  means an  individual
Transmission  Substation  Fee  Interest,   Transmission  Substation
Easement or Transmission Substation Lease.


                                   ARTICLE II
                  CLASSIFICATION OF CERTAIN CONTRIBUTED ASSETS

SECTION 2.1     Classification of Contributed Assets.
                -------------------------------------

      The Transmission Line Land Rights and Transmission Substation Land Rights to be contributed hereunder shall be classified according to this Article II. Transmission Line Land Rights shall be classified pursuant to either Section 2.2 or
2.3. Transmission Substation Land Rights shall be classified pursuant to Section 2.4. The Contributor shall elect, by giving written notice to ATCLLC upon execution of this Agreement, either the Circuit Method or the Parcel-by-Parcel Method for classifying the Transmission Line Land Rights. Once a method is selected it will be the only method used to classify all of the Transmission Line Land Rights that shall be contributed under this Agreement.

SECTION 2.2   Classification of Transmission Line Land Rights by Circuit Method.
              ---------------------------------------------------------------

      If the Circuit Method is selected each Transmission Line Land Right that shall be contributed under this Agreement shall be individually classified according to the Circuit of which it is a part under the following rules:

(a)   Transmission  Only. A specific  Transmission  Line Land Right
      -------------------
shall be classified as "Transmission Only" if, as of the Closing Date and assuming the completion of construction of all Intended Distribution Facilities, no part of the Circuit of which the Transmission Line Land Right being classified is a component, is used for Distribution or is paralleled by a Distribution Line.

(b)   Incidental  Use.  A  specific  Transmission  Line Land  Right
      ---------------
shall be classified as "Incidental Use" if, as of the Closing Date and assuming the completion of construction of all Intended Distribution Facilities, the Circuit of which the Transmission Line Land Right is a component is used for Distribution on 25% or less of the length of the Circuit; provided, however, that the Contributor may request that ATCLLC treat a specific Circuit (and the component Transmission Line Land Rights) as "Joint Use," based on facts and circumstances specific to such Circuit, notwithstanding its objective classification as "Incidental Use."

(c)   Joint Use. A specific  Transmission  Line Land Right shall be
      ----------
classified as "Joint Use" if, as of the Closing Date and assuming the completion of construction of all Intended Distribution Facilities, the Circuit of which the Transmission Line Land Right is a component is used for Distribution on more than 25% of the length of the Circuit.

SECTION 2.3  Classification of Transmission Line Land Rights by
             --------------------------------------------------
                Parcel-by-Parcel Method.
                ------------------------

      If   the   Parcel-by-Parcel    Method   is   selected,   each
Transmission Line Land Right shall be classified according to the following rules:

(a)   Transmission  Only. A specific  Transmission  Line Land Right
      ------------------
shall be classified as "Transmission Only" if, as of the Closing Date and assuming the completion of construction of all Intended Distribution Facilities, one or more Transmission Lines are located on the Transmission Line Land Right and no Distribution Line is located on the Transmission Line Land Right.

(b)   Joint Use. A specific  Transmission  Line Land Right shall be
      ----------
classified as "Joint Use" if, as of the Closing Date and assuming the completion of construction of all Intended Distribution Facilities, one or more Transmission Lines and one or more Distribution Lines are located on the Transmission Line Land Right.

SECTION 2.4     Classification of Transmission Substation Land Rights.
                ------------------------------------------------------

      Transmission Substations and the Transmission Substation Land Rights that are a part of such Transmission Substations shall be classified individually according to the following rules:

(a)   Transmission   Only.  A  specific   Transmission   Substation
      ---------------------
shall be classified as "Transmission Only" if, as of the Closing Date and assuming the completion of construction of all Intended Distribution Facilities, it is used solely for Transmission and no part, or portion of the electrical capacity thereof, is used for Distribution or in connection with the generation of electricity; provided, however, that Distribution to any part of the substation itself shall be deemed not to be Distribution for the purposes of this sentence.

(b)   Joint  Use.  A  specific  Transmission  Substation  shall  be
      -----------
classified as "Joint Use" if, as of the Closing Date and assuming the completion of construction of all Intended Distribution
Facilities:

(i) the Transmission Substation or any portion of the electrical capacity is used for Distribution as well as Transmission; provided, however, that Distribution to any part of the substation itself shall be deemed not to be Distribution for the purposes of this sentence; or

(ii) the Transmission Substation is used in connection with the generation of electricity.

SECTION 2.5     Classification and Disputes.
                ----------------------------

      The classification of each of the Transmission Line Land Rights and Transmission Substation Land Rights, as determined in accordance with Sections 2.1 through 2.4, shall be listed on
Schedule  3.2 and  Schedule  3.3,  respectively.  If ATCLLC and the
-------------      -------------
Contributor are unable to agree on the classification of a particular item, either party shall have the right to request that the dispute be resolved by the PSCW.

                                  ARTICLE III
                             CONTRIBUTION OF ASSETS

SECTION 3.1     Contribution of Assets.
                -----------------------

      Subject to the terms and conditions of this Agreement, as of the Closing Date, the Contributor shall assign, transfer, convey and deliver to ATCLLC as a capital contribution, free and clear of all Encumbrances other than Permitted Encumbrances, certain right, title and interest of the Contributor specified in Sections 3.2 through 3.10 hereof in and to the assets identified in Sections 3.2 through 3.10 hereof (collectively the "Contributed Assets" and each individually a "Contributed Asset") in the manner specified in Sections 3.2 through 3.10 hereof.

SECTION 3.2     Transmission Lines.
                -------------------

      The Contributor shall contribute the Transmission Lines identified in Schedule 3.2 as follows:
              ------------

(a)   Transmission    Only    Transmission    Line   Land   Rights.
      -------------------------------------------------------------
Transmission   Only   Transmission   Line  Land  Rights   shall  be
contributed as follows:

(i)   Transmission Only  Transmission  Line Fee Interests.  Subject
      ---------------------------------------------------
      to the provisions of Section 3.12, all Transmission Only Transmission Line Fee Interests identified in Schedule
                                                         ---------
      3.2(a)(i)  shall be  conveyed  to ATCLLC  pursuant  to a deed
      ---------
      substantially  in the form of the deed  attached  as Exhibit
                                                           -------
      3.2(a)(i);
      ----------

(ii)  Transmission   Only   Transmission   Line   Easements.    All
      -----------------------------------------------------
      Transmission Only  Transmission Line Easements  identified in
      Schedule  3.2(a)(ii)  shall be assigned to ATCLLC pursuant to
      --------------------
      an assignment substantially in the form of the assignment attached as Exhibit 3.2(a)(ii);
                  ------------------

(iii) Transmission    Only    Transmission    Line   Leases.    All
      ------------------------------------------------------
      Transmission  Only  Transmission  Line Leases  identified  in
      Schedule  3.2(a)(iii) shall be assigned to ATCLLC pursuant to
      ----------------------
      an assignment substantially in the form of the assignment attached as Exhibit 3.2(a)(iii).
                  -------------------

(b)   Incidental  Use  Transmission  Line Land  Rights.  Incidental
      -------------------------------------------------
Use Transmission Line Land Rights shall be contributed as follows:

(i)   Incidental  Use   Transmission   Line  Fee   Interests.   All
      -------------------------------------------------------
      Incidental Use Transmission Line Fee Interests  identified in
      Schedule  3.2(b)(i) shall be conveyed to ATCLLC pursuant to a
      -------------------
      deed  substantially  in the  form  of the  deed  attached  as
      Exhibit 3.2(b)(i);
      ------------------

(ii)  Incidental Use  Transmission  Line Easements.  All Incidental
      ---------------------------------------------
      Use  Transmission  Line  Easements  identified  in  Schedule
                                                          --------
      3.2(b)(ii)  shall  be  assigned  to  ATCLLC  pursuant  to  an
      ----------
      assignment substantially in the form of the assignment attached as Exhibit 3.2(b)(ii);
                  -------------------

(iii) Incidental Use Transmission  Line Leases.  All Incidental Use
      -----------------------------------------
      Transmission Line Leases  identified in Schedule  3.2(b)(iii)
                                              ---------------------
      shall be assigned to ATCLLC pursuant to an assignment substantially in the form of the assignment attached as
      Exhibit 3.2(b)(iii).
      --------------------

(c)   Joint  Use   Transmission   Line  Land   Rights.   Joint  Use
      ------------------------------------------------
Transmission Line Land Rights shall be contributed as follows:

(i)   Joint Use  Transmission  Line Fee Interests.  The Contributor
      --------------------------------------------
      shall grant to ATCLLC an easement over and across all of the Joint Use Transmission Line Fee Interests identified in
      Schedule   3.2(c)(i)   pursuant   to  a  grant  of   easement
      ---------------------
      substantially in the form of the grant of easement attached as Exhibit 3.2(c)(i);
         ------------------

(ii)  Joint  Use  Transmission  Line  Easements.   The  Contributor
      -------------------------------------------
      shall  assign  certain  rights  to and  under  the  Joint Use
      Transmission   Line   Easements   identified   in  Schedule
                                                         --------
      3.2(c)(ii) to ATCLLC pursuant to an assignment  substantially
      ----------
      in the form of the assignment attached as Exhibit 3.2(c)(ii);
                                                --------------------

(iii) Joint Use  Transmission  Line Leases.  The Contributor  shall
      -------------------------------------
      assign certain rights to and under the Joint Use Transmission Line Leases identified in Schedule 3.2(c)(iii)
                                               --------------------
      to ATCLLC pursuant to an assignment substantially in the form of the assignment attached as Exhibit 3.2(c)(iii).
                                         --------------------

(d)   Transmission   Line   Facilities.   All   Transmission   Line
      ---------------------------------
Facilities that are a component of Transmission Lines that are Contributed Assets and that are not transferred with the Transmission Line Land Rights upon which they are located shall be contributed, transferred, conveyed and assigned to ATCLLC pursuant to a Bill of Sale substantially in the form of the Bill of Sale attached as Exhibit 3.2(d).
                    ---------------

SECTION 3.3     Transmission Substations.
                -------------------------

      The   Contributor    shall    contribute   the   Transmission
Substations as follows:

(a)   Transmission  Only Transmission  Substation Land Rights.  The
      --------------------------------------------------------
Contributor shall contribute its Transmission Only Transmission Substation Land Rights as follows:

(i)   Transmission  Only  Transmission  Substation  Fee  Interests.
      -------------------------------------------------------------
      Subject to the provisions of Section 3.12, Transmission Only Transmission Substation Fee Interests identified in Schedule
                                                          --------
      3.3(a)(i)  shall be  conveyed  to ATCLLC  pursuant  to a deed
      --------
      substantially  in the form of the deed  attached  as Exhibit
                                                           -------
      3.3(a)(i);
      ----------

(ii)  Transmission  Only  Transmission  Substation  Easements.  All
      -------------------------------------------------------
      Transmission Only Transmission Substation Easements identified in Schedule 3.3(a)(ii) shall be assigned to
                      --------------------
      of the assignment attached as Exhibit 3.3(a)(ii).
                                    -------------------

(iii) Transmission  Only  Transmission   Substation   Leases.   All
       -----------------------------------------------------
      Transmission Only Transmission Substation Leases identified in Schedule 3.3(a)(iii) shall be assigned to ATCLLC pursuant
         ---------------------
      to an assignment substantially in the form of the assignment attached hereto as Exhibit 3.3(a)(iii).
                         --------------------

(b)   Joint Use  Transmission  Substations.  The Contributor  shall
      -------------------------------------
contribute  Joint  Use  Transmission   Substation  Land  Rights  as
follows:

(i)   Joint  Use   Transmission   Substation  Fee  Interests.   The
      -------------------------------------------------------
      Contributor shall grant an easement over and upon the Joint Use Transmission Substation Fee Interests identified in
      Schedule   3.3(b)(i)   pursuant   to  a  grant  of   easement
      --------------------
      substantially in the form attached as Exhibit 3.3(b)(i);
                                            -------------------

(ii)  Joint   Use   Transmission    Substation    Easements.    The
      -------------------------------------------------------
      Contributor shall assign certain easement rights to and under any Joint Use Transmission Substation Easements identified in Schedule 3.3(b)(ii) to ATCLLC pursuant to an
                    --------------------
      assignment  substantially  in the  form  attached  hereto  as
      Exhibit 3.3(b)(ii).
      -------------------

(iii) Joint Use  Transmission  Substation  Leases.  The Contributor
      --------------------------------------------
      shall sublease certain of its leasehold rights to and under all Joint Use Transmission Substation Leases identified in
      Schedule 3.3(b)(iii) pursuant to a sublease  substantially in
      --------------------
      the form attached hereto as Exhibit 3.3(b)(iii).
                                  --------------------

(c)   Substation    Facilities.    All   Transmission    Substation
      -------------------------
Facilities that are a component of a Transmission Substation that is a Contributed Asset and that are not transferred with the Transmission Substation Land Rights upon which they are located shall be contributed, transferred, conveyed and assigned to ATCLLC pursuant to a bill of sale substantially in the form of the document attached as Exhibit 3.3(c).
                         ---------------

SECTION 3.4     Permits.
                --------

      To the extent permitted by law, the Contributor shall assign to ATCLLC, substantially in the form of the assignment attached hereto as Exhibit 3.4 (unless another form of assignment is
            -------------
required by the other  party to such  agreement,  e.g.  railroads), and to the extent necessary for the operation of the Contributed Assets, all building permits, certificates of occupancy, utility reservations or allocations, certificates of compliance, railroad licenses, permits and crossing agreements and any other licenses, permits, authorizations or approvals (collectively, the "Permits"), which Permits are listed on Schedule 3.4. Such
                                               --------------
assignment  shall  be  non-exclusive  to the  extent  that a Permit
relates  to  other  assets   owned,   leased  or  operated  by  the
Contributor.


SECTION 3.5     Contracts.
                ----------

(a) The Contributor shall assign to ATCLLC, in substantially the form of the assignment attached hereto as Exhibit 3.5(a), all
                                              ---------------------
contracts necessary for the operation of the Contributed Assets (excluding those being used by Contributor to continue to provide future goods or services to ATCLLC under an interconnection or other agreement), together with any contracts relating to Transmission Only Transmission Lines and Transmission Only Transmission Substations, excluding, however, any Existing Attachment Agreements (collectively, the "Contracts"), which Contracts are listed on Schedule 3.5.
                        --------------

(b) ATCLLC and the Contributor shall execute a Pole Attachment Agreement, substantially in the form of Exhibit 3.5(b), with
                                             ----------------
respect to any Existing Attachment Agreements.

(c) ATCLLC and the Contributor shall enter into an agreement, substantially in the form of Exhibit 3.5(c), with respect to
                                ----------------
fiber optic cable attachments.


SECTION 3.6     Construction Work In Progress.
                ------------------------------

(a)   All Construction Work In Progress  identified in Schedule 3.6
                                                       ------------
shall be conveyed, assigned and transferred to ATCLLC pursuant to a deed substantially in the form attached as Exhibit 3.6(a), a
                                                ---------------
bill of sale  substantially  in the form attached as Exhibit 3.6(b)
                                                     --------------
and/or  an  assignment   substantially  in  the  form  attached  as
Exhibit 3.6(c).
---------------

(b) The Contributor shall assign to ATCLLC all rights and contracts pertaining to the Construction Work in Progress to enable ATCLLC to continue the Construction Work in Progress.

(c) If so requested by the Contributor, the Contributor and ATCLLC shall negotiate in good faith an agreement whereby the Contributor shall be obligated to complete the Construction Work in Progress in exchange for cash payments.

SECTION 3.7     Personal Property.
                ------------------

      The equipment and other items of personal property of the Contributor that are owned or leased by the Contributor that are identified in Schedule 3.7, either generically or specifically (provided, however, that all such items with a Contribution Value of over $25,000 shall be identified specifically) shall be transferred to ATCLLC pursuant to a bill of sale substantially in the form attached hereto as Exhibit 3.7 (the "Personal Property").

SECTION 3.8     Inventory.
                ----------

      The  inventory  of the  Contributor  that  is  identified  in
Schedule 3.8 will be  transferred  to ATCLLC  pursuant to a Bill of
-------------
Sale  substantially  in the form  attached  hereto as Exhibit  3.8.
                                                      -------------
It is  the  parties'  intention  that  most,  if  not  all,  of the inventory will remain with the Contributor and be purchased by ATCLLC, as needed, for cash. At ATCLLC's request, items used and useful in the operation of the Transmission Line Facilities or Transmission Substation Facilities, or in managing Transmission Line Land Rights or Transmission Substation Land Rights, and not otherwise used or useful in the Contributor's business shall be transferred to ATCLLC at their Contribution Value for cash. Prior to the end of the three year period following the Operations Date, the parties to this Agreement will meet and negotiate the transfer of any remaining inventory which is useful for transmission, but not distribution or generation. If there is a disagreement, the Contributor has the right to put items to ATCLLC. If ATCLLC rejects such items, the issue will be subject to the Dispute Resolution Provisions. Items transferred pursuant to the Dispute Resolution Provisions or by agreement will be transferred at their Contribution Value.

SECTION 3.9     Warranties.
                -----------

      Schedule 3.9 sets forth any  warranties  pertaining  directly
      -----------
to the Contributed Assets. All right, title and interest of the Contributor in such warranties shall be assigned to ATCLLC pursuant to an assignment substantially in the form attached as
Exhibit 3.9.
------------

SECTION 3.10    Allocation of Liability.
                ------------------------

(a) Prior to the Operations Date, the Contributor shall be responsible and liable for the operation of the Contributed Assets and all obligations associated therewith.

(b) From and after the Operations Date, ATCLLC shall be responsible and liable for the operation of the Contributed
Assets and for the performance of all obligations associated therewith, except as otherwise provided herein.

(c) To the extent that any obligations under any instrument of conveyance, Permit, Contract or Lease are not exclusive to ATCLLC, then ATCLLC shall have the responsibility and liability for such obligation to the extent that it relates to the operation of the transmission system, and the Contributor shall otherwise have such responsibility or liability.

SECTION 3.11    Title Insurance, Surveys and Subdivision.
                -----------------------------------------

(a)   Title & Survey.  The Contributor shall obtain at its expense:
      ---------------

(i)   for  each  Transmission  Only  Transmission   Substation  Fee
      Interest: (x) one or more commitments for title insurance to be issued at Closing and one or more title policies, all of which together (A) set forth the status of the title of the parcel and all liens, claims, encumbrances, easements, rights-of-way, encroachments, reservations, restrictions and other matters affecting the parcel and (B) cover the value of the land, exclusive of the value of any improvements thereon; (y) a Survey of the parcel; and (z) a list of equipment located on the Transmission Substation parcel;

(ii) for each Transmission Only Transmission Substation on an easement or lease, a report of title and a survey; and

(iii) for each Joint Use Transmission Substation, a copy of each site plan that is in the Contributor's possession or control.

(b)   Subdivision  of  Parcels.  In the event that the  Contributor
      -------------------------
reasonably determines that a Transmission Only Transmission Substation Fee Interest or Transmission Only Transmission Line Fee Interest contains more land than is necessary for the operation, use, maintenance and replacement of the Transmission Substation Facility and/or Transmission Facility located thereon, together with ingress and egress thereto, the Contributor may upon written notice to ATCLLC no later than 30 days before filing for subdivision approval, and at the cost and expense of the Contributor, subdivide the Transmission Only Transmission Substation Fee Interest or Transmission Only Transmission Line Fee Interest into two or more parcels so that the parcel to be conveyed, which shall, for the purposes of Sections 3.2(a)(i) and 3.3(a)(i), be deemed to be the Transmission Only Transmission
Substation Fee Interest or Transmission Only Transmission Line Fee Interest being contributed, as the case may be, contains only the land actually necessary for the operation, use, maintenance, Expansion and replacement of the Transmission Substation Facility and/or Transmission Facility located thereon, together with ingress and egress thereto. In the event that: the Contributor has determined that a parcel should be subdivided, and in spite of the efforts of the parties hereto, the parcel has not, as of the Closing Date, been subdivided because the Contributor was unable to obtain all necessary governmental approvals prior to the Closing Date, then on the Closing Date at the Contributor's sole election, a document escrow shall be established with the title company coordinating document recordation pursuant to the terms of an escrow agreement substantially in the form of the "Escrow Agreement-Subdivided Parcel" attached as Exhibit 3.11(b).
                                                   ----------------
Pursuant to such escrow agreement, the Contributor shall place in escrow two signed and acknowledged deeds. One deed shall be to the entire undivided parcel and the second deed shall identify the subdivided parcel with the projected legal description following governmental approval and recordation of the subdivided parcel but with blanks for the recording information to be obtained following recordation of the certified survey map. The two deeds shall be held by the title company under the escrow agreement, which shall direct that the title company (x) complete and record the deed to the subdivided parcel following governmental approval of the certified survey map and the assignment of a map number and other information necessary for recordation or (y) if such map has not been recorded within six months of the Closing, to record the deed to the larger undivided parcel, whereupon an equitable adjustment shall be made between the Contributor and ATCLLC.

SECTION 3.12    Documented Construction Projects.
                ---------------------------------

(a)   Schedule  3.12   identifies   all   Documented   Construction
      ---------------
Projects of the Contributor, their location and anticipated completion date and cost. The Contributor shall, upon the completion of any such Documented Construction Projects, contribute, or cause to be contributed, such Transmission Line to ATCLLC using the same Circuit Method or the Parcel-by-Parcel
Method as it used in connection with the contribution of Contributed Assets on the Operations Date, and shall use the corresponding instruments of transfer identified in Article III to effect the transfer.

(b) If the Contribution Value of a Documented Construction Project exceeds $3,000,000 in any running 12-month period, the Contributor shall comply with the provisions of Section 3.5(d) of the Operating Agreement.

(c) The representations, warranties, covenants and indemnities set forth in this Agreement shall be applicable, as appropriate, to the subsequent transfer of Documented Construction Projects.

SECTION 3.13    [Stoughton Operations Center.1
                -------------------------------

      The Stoughton  Operations  Center, as identified in Schedule
                                                          --------
3.13  and  including  real  and  personal  property   specified  in
-----
Schedule  3.13,  shall be  conveyed  to ATCLLC  by the  Contributor
---------------
pursuant to the documents attached as Exhibit 3.13.
                                      -------------

                                   ARTICLE IV
                     ISSUANCE OF MEMBER UNITS TO CONTRIBUTOR

      In exchange for the contribution of the Contributed Assets, ATCLLC shall issue to Contributor or an Affiliate designated by it on the Operations Date that number of Member Units set forth in Schedule A to the Operating Agreement. The methodology for calculating the value of the Contributed Assets shall be as set forth in the Operating Agreement, and the number of Member Units owned by the Contributor shall be adjusted following the Operations Date, all as set forth in Section 3.2(f) of the Operating Agreement. Upon the contribution of any Documented Construction Project, ATCLLC shall issue to the Contributor thereof or an Affiliate designated by it that number of Member Units determined in accordance with the Operating Agreement. [__________ hereby designates ________ as its Affiliate to which the Member Units are to be issued on its behalf.]2


                                   ARTICLE V
                REPRESENTATIONS AND WARRANTIES OF THE CONTRIBUTOR

      The Contributor represents and warrants to ATCLLC as follows:

SECTION 5.1     Organization of the Contributor.
                --------------------------------

      The Contributor is duly organized and validly existing under the laws of the jurisdiction of incorporation, has full corporate power to carry on its business as it is now being conducted and to own, operate and hold under lease its assets and properties as and where such properties and assets now are owned, operated or held. The copies of the Contributor's Organizational Documents which have been delivered to ATCLLC are complete and correct and in full force and effect on the date hereof.

SECTION 5.2     Authority Relative to this Agreement.
                -------------------------------------

      The execution, delivery and performance of this Agreement and of all of the other documents and instruments required hereby by the Contributor are within the corporate power of the
Contributor. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Contributor and no other corporate proceedings on the part of the Contributor are necessary to authorize this Agreement or to consummate the transactions contemplated herein.

SECTION 5.3     Enforceability.
                ---------------

      This Agreement and all of the other documents and instruments required hereby have been or will be (in the case of documents and instruments permitted to be delivered after the date hereof) duly and validly executed and delivered by the Contributor and (assuming the due authorization, execution and delivery hereof and thereof by ATCLLC) constitute or will constitute valid and binding agreements of the Contributor, enforceable against the Contributor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally or equitable principles.

SECTION 5.4     Consents and Approvals; No Violations.
                --------------------------------------

      Except for any required filings with and approvals of applicable Federal, state or local authority, no filing or registration with, and no permit, authorization, consent, order or approval of, any Governmental Authority is necessary or required in connection with the execution and delivery of this Agreement by the Contributor or for the consummation by the Contributor of the transactions contemplated by this Agreement. Upon obtaining any required approvals, neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated hereby by the Contributor will (i) conflict with or result in any breach of any provision of the Organizational Documents of the Contributor, (ii) subject to obtaining the third party consents identified in Schedule 5.4
                                                      -------------
hereto, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, acceleration or increased cost) under, or otherwise result in any diminution of any of the rights of the Contributor with respect to, any of the terms, conditions or provisions of any security, note, bond, mortgage, indenture, license, contract or other instrument or obligation to which the Contributor is a party or by which it or any of them or any of their properties or assets may be bound or
(iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Contributor or any of its properties or assets except, in the case of clauses (ii) or (iii) above, for violations, breaches or defaults that, individually or in the aggregate, may not reasonably be expected to have a material adverse effect on the closing of the transactions contemplated by this Agreement, ATCLLC or the Contributor and that will not prevent or delay the consummation of the transactions contemplated hereby.

SECTION 5.5      Legal Proceedings.
                ------------------

      Except as  specifically  disclosed  in  Schedule  5.5 hereto,
                                              -------------
there are no complaints, claims, suits, actions, mediations, arbitrations, proceedings or investigations pending or, to the knowledge of the Contributor, threatened against or affecting the Contributor that relate to any Contributed Asset or would, if adversely determined, have a material adverse effect on the Contributor's ability to perform its obligations hereunder, or on the validity or enforceability of this Agreement.

SECTION 5.6     Interests In Certain Contributed Assets.
                ----------------------------------------

(a)   The   Transmission   Facilities   have  been   maintained  in
accordance with Good Utility Practice, and will be so maintained through the Operations Date.

(b) Except for ATCLLC, pursuant to the terms of this Agreement and the parties to Existing Attachment Agreements, no person, firm or entity has any rights to acquire or lease all or any portion of the Contributed Assets, or otherwise to obtain any interest therein, and there are no outstanding options, rights of first refusal or negotiation, rights of reverter or rights of first offer relating to the Contributed Assets or any interest therein.

SECTION 5.7     Environmental Matters.
                ----------------------

      No later than June 30, 2001, Contributor will provide ATCLLC with all Environmental Information in its possession or under its control concerning the Contributed Assets. Any proprietary or confidential information contained in such Environmental Information will be conveyed pursuant to a joint defense agreement to be entered into between ATCLLC and the Contributor.

SECTION 5.8     Adequacy of Contributed Assets.
                -------------------------------

      All of the Contributed Assets are suitable for Transmission as owned or used. The Contributed Assets comprise all of the Transmission Lines, Transmission Substations and other physical assets (other than Inventory) that are necessary for: (i) Transmission over the Transmission Lines identified in Schedule
                                                          --------
3.2  on  a   commercially   reasonable   basis  and  (ii)  for  the
----
interconnection of such Transmission Lines with all other Transmission Lines, Transmission Facilities, Distribution Facilities, generation facilities and other electrical equipment to which such Transmission Lines are currently interconnected.

      EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS ARTICLE V AND THE INDEMNITIES AND OTHER TERMS OF
THIS AGREEMENT, THE CONTRIBUTED ASSETS ARE BEING CONTRIBUTED AND TRANSFERRED "AS IS, WHERE IS," AND CONTRIBUTOR IS NOT MAKING ANY OTHER REPRESENTATIONS OR WARRANTIES, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, CONCERNING SUCH CONTRIBUTED ASSETS, INCLUDING, IN PARTICULAR, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY EXPRESSLY EXCLUDED AND DISCLAIMED.

                                   ARTICLE VI
                    REPRESENTATIONS AND WARRANTIES OF ATCLLC

      ATCLLC represents and warrants to the Contributor as follows:

SECTION 6.1     Organization and Authority of ATCLLC.
                -------------------------------------

      ATCLLC is duly organized and validly existing as a limited liability company under the laws of Wisconsin, has full limited liability company power to carry on its business as it is proposed to be conducted and to own, operate and hold under lease its assets and properties as and where such properties and assets now are, or are proposed to be, owned, operated or held.

      The copies of ATCLLC's Organizational Documents which have been delivered to the Contributor are complete and correct and will be in full force and effect on the Operations Date.

SECTION 6.2     Authority Relative to this Agreement.
                -------------------------------------

      The execution, delivery and performance of this Agreement, and of all of the other documents and instruments required hereby by ATCLLC are within the limited liability company power of ATCLLC. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by ATCLLC Management Inc., its managing member, and by ATC Management Inc.'s board of directors, and no other corporate proceedings on the part of ATC or ATC Management Inc. are necessary to authorize this Agreement or to consummate the transactions contemplated herein.

SECTION 6.3     Enforceability.
                ---------------

      This Agreement and all of the other documents and instruments required hereby have been or will be (in the case of documents and instruments permitted to be delivered after the date hereof) duly and validly executed and delivered by ATCLLC and (assuming the due authorization, execution and delivery hereof and thereof by the Contributor) constitute or will constitute valid and binding agreements of ATCLLC, enforceable against ATCLLC in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally or equitable principles.

SECTION 6.4     Consents and Approvals; No Violations.
                --------------------------------------

      Except for any required filings with and approvals of the applicable Federal, state or local authority, no filing or registration with, and no permit, authorization, consent, order or approval of, any Governmental Authority is necessary or required in connection with the execution and delivery of this

Agreement by ATCLLC or for the consummation by ATCLLC of the transactions contemplated by this Agreement. Upon obtaining any required approvals, neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated hereby by ATCLLC will (i) conflict with or result in any breach of any provision of the Organizational Documents of ATCLLC, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, acceleration or increased cost) under, or otherwise result in any diminution of any of the rights of ATCLLC with respect to, any of the terms, conditions or provisions of any security, note, bond, mortgage, indenture, license, contract or other instrument or obligation to which ATCLLC is a party or by which it or any of its properties or assets may be bound or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to ATCLLC or any of its properties or assets except, in the case of clauses (ii) or (iii) above, for violations, breaches or defaults that, individually or in the aggregate, may not reasonably be expected to have a material adverse effect on the closing of the transactions contemplated by this Agreement, the Contributor, or ATCLLC and that will not
prevent   or   delay   the   consummation   of   the   transactions
contemplated hereby.

SECTION 6.5     Litigation.
                -----------

      There are no complaints, claims, suits, actions, mediations, arbitrations or proceedings or investigations pending or, to the knowledge of ATCLLC, threatened against or affecting ATCLLC that would, if adversely determined, have a material adverse effect on ATCLLC's ability to perform its obligations hereunder, or on the validity or enforceability of this Agreement.

                                  ARTICLE VII
                                   COVENANTS

SECTION 7.1     Conduct of the Business of the Contributor.
                -------------------------------------------

(a) During the period from the date of this Agreement to the Operations Date, the Contributor shall conduct all of its operations that concern any of the Contributed Assets in the ordinary and usual course of business consistent with Good Utility Practice.

(b)   The  Contributor  and ATCLLC  agree  that,  during the period from the date of this Agreement to the Closing Date: (i) the Contributor will confer and coordinate on a regular and frequent basis with one or more representatives of ATCLLC to discuss the general status of the Contributed Assets and the operation of same; and (ii) the Contributor will promptly notify ATCLLC of any significant changes in the Contributed Assets or the Contributor's operation of same.

SECTION 7.2     Project Map.
                ------------

      The Contributor shall prepare a map showing the location of all Transmission Lines, and Transmission Substations (a "Project Map") and attach it as Schedule 7.2.

SECTION 7.3     Consents and Approvals.
                -----------------------

(a) The Contributor and ATCLLC shall cooperate and use all commercially reasonable efforts to promptly prepare and file all necessary documentation to effect all necessary applications, notices, petitions, filings and other documents, and to use all commercially reasonable efforts to obtain (and will cooperate with each other in obtaining) any consent, acquiescence, authorization, order or approval of, or any exemption or nonopposition by, any Governmental Authority required to be obtained or made by the Contributor or ATCLLC in connection with this Agreement or the taking of any action contemplated by this Agreement. ATCLLC shall have the right to review and approve in advance all characterizations of the information relating to ATCLLC, on the one hand, and the Contributor shall have the right to review and approve in advance all characterizations of the information relating to it, on the other hand, which appear in any filing made in connection with the transactions contemplated by this Agreement, such approvals not to be unreasonably withheld. The Contributor and ATCLLC shall consult with the other with respect to the obtaining of all such necessary approvals of Governmental Authorities and shall keep each other informed of the status thereof.

(b) The Contributor and ATCLLC will use all commercially reasonable efforts to obtain consents of all other third parties necessary to the consummation of the transactions contemplated by this Agreement. The Contributor shall promptly notify ATCLLC of any failure or anticipated failure to obtain any such consents and, if requested by ATCLLC, shall provide copies of all such consents obtained by the Contributor to ATCLLC.

SECTION 7.4     Casualty.
                ---------

      The Contributor shall bear the risk of all loss or damage to the Contributed Assets from all causes through the Operations Date. If any of the Contributed Assets is damaged by fire or other casualty prior to the Operations Date, then the parties shall proceed to Closing without a reduction in the number of Member Units to be issued to the Contributor pursuant to Article IV hereof and ATCLLC shall receive an assignment of all right, title and interest in and to any insurance proceeds relating to such casualty but the Contributor shall remain liable to pay ATCLLC the amount of cash necessary to complete restoration to the extent the insurance proceeds are not sufficient.

SECTION 7.5     Access to Contributed Assets.
                -----------------------------

      The Contributor shall, from the date of the execution of this Agreement, until the Closing Date, allow ATCLLC and its designees access at reasonable times and places to any and all of the Contributed Assets for the purpose of inspecting same.

SECTION 7.6     Continued Environmental Reporting.
                ----------------------------------

      To the extent that Environmental Information is not available prior to June 30, 2001, the Contributor shall provide ATCLLC with any Environmental Information with respect to the Contributed Assets as such information is received or completed by the Contributor.

SECTION 7.7     Continued Conveyance.
                ---------------------

      The parties intend that the Contributed Assets are all of the assets that the Contributor is required to convey to ATCLLC pursuant to the Reliability 2000 Legislation and PSCW Docket
Number 05-EI-119. To the extent the Contributor retains any assets required to be conveyed under such legislation and related regulatory orders, the Contributor shall convey such assets to ATCLLC, and to the extent ATCLLC receives any assets not required to be transferred, ATCLLC shall re-convey such assets to the Contributor.

                                  ARTICLE VIII
                              CONDITIONS PRECEDENT

SECTION 8.1     Mutual Conditions Precedent.
                ----------------------------

      Each party's obligation to consummate the Closing of this Agreement is conditioned upon each of the following:

(a)   No action,  suit,  proceeding or  investigation  by or before any Governmental Authority shall have been instituted or threatened which may restrain, prohibit or invalidate any of the transactions contemplated by this Agreement or which may affect the rights of ATCLLC to operate or control the Contributed Assets or any part thereof on and after the Operations Date.

(b) All required consents or approvals relating to any Contract, Lease or other agreement of the Contributor or ATCLLC having been obtained, other than those which if not obtained, would not, in the aggregate, have a material adverse effect on ATCLLC, the Contributor or any of the Contributed Assets.

(c) The Contributor and ATCLLC shall have received (i) required authorization from the PSCW approving by an order the terms of the transfer of the Contributed Assets as specified in Section 196.485(5)(b) of the Wisconsin Statutes, and (ii) similar approval from the appropriate regulatory authority of the jurisdiction in which a Contributed Asset is located, if required.

SECTION 8.2     Conditions Precedent to Obligations of ATCLLC.
                ----------------------------------------------

      All   obligations  of  ATCLLC  under  this  Agreement  to  be
performed on and after the Closing Date are, at the option of ATCLLC, subject to the satisfaction of the following conditions precedent on or before the Closing Date, as indicated below:

(a)   Proceedings   Satisfactory.    All   actions,    proceedings,
       -------------------------
instruments, opinions and documents required to carry out this Agreement or incidental hereto, and all other related legal matters, shall be reasonably satisfactory to ATCLLC and to counsel for ATCLLC. The Contributor shall have delivered to ATCLLC on the Closing Date such documents and other evidence as it may reasonably request in order to establish the consummation of transactions relating to the execution, delivery and performance by the Contributor of this Agreement, the transfer and conveyance of the Contributed Assets, the execution of all other documents or instruments required hereby, and the compliance with the conditions set forth in this Article VIII, in form and substance reasonably satisfactory to ATCLLC.

(b)   Instruments   of   Transfer   and  Other   Instruments.   The
      -------------------------------------------------------
Contributor shall have delivered to ATCLLC, on or prior to the Closing Date, the following:

(i)   the documents and instruments required by Article III;

(ii) title insurance policies meeting the requirements of Section 3.11(a)(i) insuring the Transmission Only Transmission Line Fee Interests and Transmission Only Transmission Substation Fee Interests, subject only to Permitted Encumbrances, and Surveys with respect to the Transmission Substation Land Rights; and

(iii) such other documents as may reasonably be requested to consummate the transfer of the Contributed Assets to ATCLLC.

(c)   Representations  and Warranties of the  Contributor  Correct.
      -------------------------------------------------------------
The  representations  and  warranties  made by the  Contributor  in
Article V shall be (and tender by the Contributor of any documents required to be delivered of the Closing Date shall constitute a representation by the Contributor as of the Closing Date and the Operations Date that, except as otherwise specifically approved in writing by ATCLLC, such representations and warranties of the Contributor are) true and correct in all material respects on and as of the Closing Date and the Operations Date with the same force and effect as though all such representations and warranties had been made on and as of the Closing Date and the Operations Date.

(d)   Compliance  with  Terms  and   Conditions.   All  the  terms,
      -------------------------------------------
covenants, agreements and conditions of this Agreement to be complied with and performed by the Contributor on or before the Closing Date shall have been (and tender by the Contributor of any documents required to be delivered at the Closing by the Contributor shall constitute a representation by the Contributor as of the Closing Date that, except as otherwise specifically approved in writing by ATCLLC, they have been) complied with and performed in all material respects.

(e)   Investment  Banking  Opinion.  ATCLLC shall have  received an
      -----------------------------
opinion from a nationally recognized investment banking firm of its choice that ATCLLC is able to finance, at a reasonable cost, its start-up costs, working capital and operating expenses and the cost of any new facilities that are planned.

(f)   Certificates.   The  Contributor   shall  have  delivered  or
      -------------
caused to be delivered to ATCLLC all such certificates, dated as of the Closing Date, as ATCLLC shall reasonably request to evidence the fulfillment by the Contributor as of the Closing Date, of the terms and conditions of this Agreement, including the Foreign Investment in Real Property Tax Act certification and affidavit substantially in the form of Exhibit 8.2(f) hereto.
                                       --------------

(g)   Legal  Opinion of the  Contributor's  Counsel.  ATCLLC  shall
      ----------------------------------------------
receive the favorable opinion of [___________________], counsel for the Contributor, addressed to ATCLLC and dated as of the Closing Date, in form and substance satisfactory to ATCLLC and substantially in the form of Exhibit 8.2(g) hereto.
                             --------------

SECTION 8.3     Conditions Precedent to Obligations of the Contributor.
                -------------------------------------------------------

      All obligations of the Contributor hereunder to be performed on or after the Closing Date are, at the option of the Contributor, subject to the satisfaction of the following conditions on or before the Closing Date, as indicated below:

(a)   Proceedings   Satisfactory.    All   actions,    proceedings,
      ---------------------------
instruments, opinions and documents required to carry out this Agreement or incidental hereto and all other related legal matters shall be reasonably satisfactory to the Contributor and counsel for the Contributor. ATCLLC shall have delivered to the Contributor on the Closing Date such documents and other evidence as the Contributor may reasonably request in order to establish the consummation of transactions relating to the execution, delivery and performance by ATCLLC of this Agreement, the acquisition and transfer of the Contributed Assets and the compliance with the conditions set forth in this Article VIII, in form and substance reasonably satisfactory to the Contributor.

(b)   Compliance  with  Terms  and   Conditions.   All  the  terms,
      ------------------------------------------
covenants and conditions of this Agreement to be complied with and performed by ATCLLC on or before the Closing Date shall have been (and the issuance by ATCLLC of Member Units or any documents required to be delivered at the Closing by ATCLLC shall constitute a representation by ATCLLC as of the Closing Date that, except as otherwise specifically approved in writing by the Contributor, they have been) complied with and performed in all material respects.

(c)   Representations  and  Warranties of ATCLLC  Correct.  All the
      ----------------------------------------------------
representations and warranties made by ATCLLC in Article VI hereinabove shall be (and the issuance by ATCLLC of Member Units or any documents required to be delivered at the Closing shall constitute a representation by ATCLLC as of the Closing Date and Operations Date that, except as otherwise specifically approved in writing by the Contributor, such representations and warranties of ATCLLC is) true and correct in all material respects on and as of the Closing Date and Operations Date with the same force and effect as though all such representations and warranties had been made on and as of the Closing Date.

(d)   Certificates.    ATCLLC   shall   have   delivered   to   the
      -------------
Contributor all such certificates, dated as of the Closing Date, as the Contributor shall reasonably request to evidence the fulfillment by ATCLLC, as of the Closing Date, of the terms and conditions of this Agreement.

(e)   Legal  Opinion of ATCLLC's  Counsel.  The  Contributor  shall
      ------------------------------------
receive the favorable opinions of: (i) Michael Best & Friedrich, LLP, special counsel for ATCLLC, addressed to the Contributor and dated the Closing Date, in form and substance reasonably satisfactory to the Contributor, substantially in the form set forth in Exhibit 8.3(e)(i) hereto and (ii) Hunton & Williams,
          ------------------
special counsel to ATCLLC, addressed to the Contributor and dated the Closing Date, in form and substance reasonably satisfactory to the Contributor, substantially in the form set forth in
Exhibit 8.3(e)(ii) hereto.
-------------------

                                   ARTICLE IX
                                 INDEMNIFICATION

SECTION 9.1     Indemnification.
                ----------------

(a)   General.
      --------

(i)   Except as otherwise  provided in Section  9.1(a)(ii),  (b) or
      (d), each party shall indemnify and hold the other harmless for any liabilities, losses, damages and expenses (including attorneys fees and expenses) relating to such party's breach of any representation or warranty or failure to fulfill any covenant or agreement contained herein; provided, however, that neither party shall be liable under this Section 9.1(a)(i) to the other party in contract, tort, warranty, strict liability or any other legal theory for any indirect, consequential, incidental, punitive or exemplary damages.

(ii) Further, each party shall indemnify and hold the other harmless from and against any liabilities, losses, damages and expenses (including attorney fees and expenses) caused by the indemnifying party's negligent or wrongful act on or related to a Joint Use Transmission Substation Land Right or Joint Use Transmission Line Land Right or related to any joint use facility, and incurred by the other party hereto. This reciprocal hold harmless and indemnity shall apply to any wrongful act or negligence of the indemnifying party, or its agents, contractors, employees or invitees. Acts "related to" in this paragraph means acts which occur not only on the property or at the facility but in the course of ingress or egress on or over the lands of the other party or adjacent lands.

(b)   Environmental.  The  Contributor  agrees to indemnify  ATCLLC
      --------------
and each Person potentially liable through ATCLLC, including its officers, directors, shareholders, employees and agents, from and against all Environmental Liabilities relating to Environmental Claims.

(c)   Burden of Proof.  The  Contributor  shall  bear the burden of
      ----------------
proving that an Environmental Claim did not arise from an action or omission that occurred prior to the Operations Date.

(d)   Land  Rights.  The  Contributor  agrees to  indemnify  ATCLLC
      -------------
with respect to any bona fide dispute regarding (i) the Contributor's right to assign or convey any parcel or right therein; (ii) the validity or assignability of any easement or lease; or (iii) the validity of any deed, but only where the Contributor does not cause title insurance to be provided with respect thereto; in each case where it would be reasonable and prudent for ATCLLC to exercise its condemnation power and where such defect has not previously been resolved through the exercise of prescriptive rights. The indemnification obligation hereunder shall be limited to the reasonable costs incurred by ATCLLC to condemn the applicable parcel, including without limitation, the condemnation award, attorneys fees and other costs incurred relative to such condemnation award and shall include reasonable internal costs (e.g., ATCLLC staff or internal ATCLLC counsel expense).

SECTION 9.2     Notice of Proceedings.
                ----------------------

      Each party shall promptly notify the other party of any loss or proceeding in respect of which such notifying party is or may be entitled to indemnification pursuant to Section 9.1. Such notice shall be given as soon as reasonably practicable after the relevant party becomes aware of the claim or proceeding and that such claim or proceeding may give rise to an indemnification obligation. The delay or failure of such indemnified party to provide the notice required pursuant to this Section 9.2 shall not release the other party from any indemnification obligation which it may have to such indemnified party except (i) to the extent that such failure or delay materially and adversely affected the indemnifying party's ability to defend such action or increased the amount of the claim, and (ii) that the indemnifying party shall not be liable for any costs or expenses of the indemnified party in the defense of the claim, suit, action or proceeding during such period of failure or delay.

SECTION 9.3     Defense of Claims.
                ------------------

(a) Unless and until the indemnifying party acknowledges in writing its obligation to indemnify the indemnified party to the extent required pursuant to this Article IX, and assumes control of the defense of a claim, suit, action or proceeding in accordance with Section 9.3(b), the indemnified party shall have the right, but not the obligation, to contest, defend and litigate, with counsel of its own selection, any claim, action, suit or proceeding by any third party alleged or asserted against such party in respect of, resulting from, related to or arising out of any matter for which it is entitled to be indemnified hereunder, and the reasonable costs and expenses thereof shall be subject to the indemnification obligations of the indemnifying party hereunder.

(b) Upon acknowledging in writing its obligation to indemnify an indemnified party to the extent required pursuant to this Article IX and paying all reasonable costs incurred by an indemnified party in its defense, including, without limitation, legal fees, the indemnifying party shall be entitled, at its option (subject to Section 9.3(d)), to assume and control the defense of such claim, action, suit or proceeding at its expense with counsel of its selection, subject to the prior reasonable approval of the indemnified party.

(c) Neither the indemnifying party nor the indemnified party shall be entitled to settle or compromise any such claim, action, suit or proceeding without the prior written consent of the other; provided, however, that after agreeing in writing to indemnify the indemnified party, the indemnifying party may, subject to Section 9.3(d), settle or compromise any claim without the approval of the indemnified party. Except where such consent is unreasonably withheld, if a party settles or compromises any claim, action, suit or proceeding in respect of which it would otherwise be entitled to be indemnified by the other party, without the prior written consent of the other party, the other party shall be excused from any obligation to indemnify the party making such settlement or compromise in respect of such settlement or compromise.

(d) Following the acknowledgment of the indemnification and the assumption of the defense by the indemnifying party pursuant to
Section 9.3(b), the indemnified party shall have the right to employ its own counsel and such counsel may participate in such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party, when and as incurred, unless:
(i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying party; (ii) the indemnified party shall have reasonably concluded and specifically notified the indemnifying party that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense of such action;
(iii) the indemnifying party shall not in fact have employed independent counsel reasonably satisfactory to the indemnified party to assume the defense of such action and shall have been so notified by the indemnified party; or (iv) the indemnified party shall have reasonably concluded and specifically notified the indemnifying party that there may be specific defenses available to it which are different from or additional to those available to the indemnifying party or that such claim, action, suit or proceeding involves or could have a material adverse effect upon the indemnified party beyond the scope of this Agreement. If clause (ii), (iii) or (iv) of the preceding sentence shall be applicable, then counsel for the indemnified party shall have the right to direct the defense of such claim, action, suit or proceeding on behalf of the indemnified party and the reasonable fees and disbursements of such counsel shall constitute reimbursable legal or other expenses hereunder.

SECTION 9.4     Subrogation.
                ------------

      Upon payment of any  indemnification  by a party  pursuant to
Section 9.1, the indemnifying party, without any further action, shall be subrogated to any and all claims that the indemnified party may have relating thereto, and such indemnified party shall at the request and expense of the indemnifying party cooperate with the indemnifying party and give at the request and expense of the indemnifying party such further assurances as are necessary or advisable to enable the indemnifying party vigorously to pursue such claims.

                                   ARTICLE X
                                    CLOSING

SECTION 10.1     The Closing Date.
                 -----------------

      The closing (the "Closing") shall occur on December 29, 2000 (the "Closing Date") at the offices of Michael Best & Friedrich,
LLP, which are located at One South Pinckney Street, Madison, Wisconsin 53701-1806 at 9:00 a.m. or as soon thereafter as is practicable. The effective date of the contribution and transfer of the Contributed Assets shall be 12:01 a.m. Central Time on the Operations Date. On the Closing Date, the parties agree to take the actions required by this Agreement and all such actions shall be deemed to have occurred simultaneously.

SECTION 10.2     Closing Costs.
                 --------------

(a) ATCLLC shall pay the cost of recording the deeds and other instruments conveying any real property to ATCLLC and the fees of any title company for handling the Closing.

(b) The Contributor shall pay all state, county and, if applicable, municipal transfer taxes levied on the Contributed Assets; the costs and expenses of any title insurance and surveys required hereunder; and all costs and expenses of releasing liens and security interests on any of the Contributed Assets.

(c) Each party shall pay the fees and expenses of its own legal counsel.

SECTION 10.3     Prorations.
                 -----------

      The following items shall be prorated and adjusted between the parties or paid at Closing: (i) ad valorem taxes on real property shall be prorated on a calendar year basis to the Operations Date; (ii) ad valorem taxes on personal property, if any, shall be prorated on a calendar year basis to the Operations Date; and (iii) rents and other charges due under a Transmission Substation Lease, Transmission Line Lease or other leased property that is a Contributed Asset shall be prorated to the Operations Date. If the Closing shall occur before the tax rates are fixed for any ad valorem taxes to be prorated hereunder, the apportionment of such taxes shall be upon the basis of the most recent ascertainable taxes, and shall be re-prorated and adjusted between the parties upon availability of the actual bills therefor.

SECTION 10.4     Default and Remedies.
                 ---------------------

      In the event that the Contributor fails to consummate the transactions described in this Agreement for any reason other than ATCLLC's default, such Contributor shall be in default and
ATCLLC may obtain specific performance of this Agreement. If ATCLLC shall fail to consummate the transaction described in this Agreement in accordance with its terms, except by reason of the Contributor's default, ATCLLC shall be in default and the Contributor shall be entitled, as its own exclusive remedies, to obtain specific performance of this Agreement.

                                   ARTICLE XI
                                  POST CLOSING

SECTION 11.1     Further Assurances.
                 -------------------

      Subject to the terms of this Agreement, each of the Contributor and ATCLLC will use its reasonable efforts to take, or cause to be taken, all action to do, or cause to be done, all things or execute any documents necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement. On and after the Closing Date the Contributor and ATCLLC will take all reasonably appropriate action and execute any documents, instruments or conveyances of any kind which may be reasonably necessary to carry out any of the provisions hereof and correct patent errors and omissions.

SECTION 11.2      Survival of Representations, Warranties and Agreement.
                  ------------------------------------------------------

      Regardless of any investigation at any time made by or on behalf of a party or of any information any party may have, all representations and warranties shall be unaffected and the parties may rely fully on such representations and warranties. This Agreement shall survive the Operations Date for a period of three years; provided, however, that (i) any indemnification obligation pursuant to Section 9.1(a)(ii) shall survive the Closing indefinitely, (ii) any indemnification obligation pursuant to Section 9.1(b) shall survive the Closing for a period of 25 years, and (iii) any indemnification obligation pursuant to
Section 9.1(d) shall survive the Closing for a period of ten years.

SECTION 11.3     Access to Records.
                 ------------------

(a) The Contributor shall provide ATCLLC with originals or copies of all design drawings, electrical diagrams, maps, operations and maintenance records, materials standards, and manuals regarding employee safety and equipment operation in its possession and necessary or useful for ATCLLC to operate and maintain the Contributed Assets consistent with Good Utility Practice.

(b) Each party may review other information and records relating to the Contributed Assets in the other party's possession at the business locations where such other information is normally located, during normal business hours, and upon reasonable notice. In the alternative, such other information and records may be provided in electronic form or hard copy, as the parties may agree.

(c) Neither party shall charge the other for any costs associated with complying with this Section 11.3 during the first four years following the Operations Date except as the parties may otherwise agree. Thereafter, the party seeking information and records of the other party shall pay the reasonable costs of the other party for providing such information and records or access thereto.

                                  ARTICLE XII
                                 MISCELLANEOUS

SECTION 12.1     Notices.
                 --------

      All notices, consents, requests, demands, offers, reports or other communications required or permitted to be given pursuant to this Agreement shall be in writing and considered properly given or made when personally delivered to the person entitled thereto when sent by certified or registered United States mail in a sealed envelope, with postage prepaid, or when sent by overnight courier, addressed as set forth below. Any party may change its address by given notice to the other party as aforesaid.

      If to ATCLLC:

           American Transmission Company LLC
           c/o ATC Management Inc.
           N16 W23217 Stone Ridge Drive
           Waukesha, WI  53187
           Attention: Walter Woelfle

      If to the Contributor:

           _____________________________
           _____________________________
           _____________________________
           Attention: _____________________________

      With a copy to:

           _____________________________
           _____________________________
           _____________________________
           Attention: _____________________________

SECTION 12.2     Entire Agreement.
                 -----------------

      This Agreement embodies the entire understanding and agreement between the parties concerning the Contributed Assets, and supersedes any and all prior negotiations, understandings or agreements with respect thereto.

SECTION 12.3     Interpretation and Construction.
                 --------------------------------

      The headings and captions in this Agreement are inserted for convenience and identification only and are in no way intended to define, limit or expand the scope and intent of this Agreement or any provision hereof. The references to Sections or Articles in this Agreement are to Sections and Articles of this Agreement, except where otherwise indicated. Where the context so requires, the masculine shall include the feminine and the neuter, and singular shall include the plural.

SECTION 12.4    Counterparts.
                -------------

      This Agreement may be executed in multiple counterpart copies, each of which shall be considered an original and all of which shall constitute one and the same instrument.

SECTION 12.5     Binding on Successors and Assignment.
                 -------------------------------------

      This Agreement and all of the terms and provisions hereof shall be binding upon, and inure to the benefit of, the parties and their respective successors and assigns. ATCLLC shall be entitled to assign this Agreement to any Person that acquires the Contributed Assets.

SECTION 12.6     Governing Law.
                 --------------

      This Agreement, and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of Wisconsin, except insofar as the laws of another jurisdiction require the application of such jurisdiction's laws with respect to matters affecting real property located in such other jurisdiction.

SECTION 12.7      Severability.
                  -------------

      If any provision of this Agreement or the application thereof to any Person or circumstance shall, to any extent, be held to be invalid or unenforceable in any jurisdiction, the validity and enforceability of the Agreement or the application of such provision to any other Persons or circumstances shall not be affected thereby, and each provision of this Agreement shall be valid and enforceable to the extent permitted by law in every jurisdiction.

SECTION 12.8    Amendments and Waivers.
                -----------------------

      This Agreement may be amended only by a written instrument executed by ATCLLC and the Contributor. Either party may extend the time for or waive the performance of any obligation of the other party, waive any inaccuracies in the representations or warranties of such party, or waive compliance by such party with any of the terms and conditions contained in this Agreement. Any such extension or waiver shall be in writing and executed by the party granting the waiver.

           [remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first set forth above.

                               American Transmission Company LLC


                               By:  ATC Management Inc., its
                               Manager



                               By:____________________________________
                                  Name:
                                  Title:

                               [Contributor]




                               By:_____________________________________
                                  Name:
                                  Title:

                             SCHEDULES


3.2    Identification of Transmission Lines

       (a) Transmission Only Transmission Lines

           (i)  Fee Interests

           (ii) Easements

           (iii)Leases

       (b) Incidental Use Transmission Lines

           (i)  Fee Interests

           (ii) Easements

           (iii)Leases

       (c) Joint Use Transmission Lines

           (i)   Fee Interests

           (ii)  Easements

           (iii) Leases

3.3    Identification of Transmission Substations

      (a)  Transmission Only

           (i)   Fee Interests

           (ii)  Easements

           (iii) Leases

       (b) Joint Use Transmission Substations

           (i)   Fee Interests

           (ii)  Easements

           (iii) Leases

3.4    Permits

3.5(a) Contracts

3.5(b) Pole Attachments

3.5(c) Agreements regarding Fiber Optic Cable

3.6    Construction Work In Progress

3.7    Personal Property

3.8    Inventory

3.9    Warranties

3.12   Documented Construction Projects

3.13   [Stoughton Operations Center]

5.4    Third Party Consents

5.5    Litigation

5.7    Leases   other  than   Transmission   Line   Easements   and
       Transmission Substation Easements

7.2    Project Map

                             EXHIBITS


3.2    Transmission Line Conveyance Instruments

       (a) Transmission Only

           (i)   Form of Deed

           (ii)  Form of Easement Assignment

           (iii) Form of Lease Assignment

       (b) Incidental Use

           (i)   Form of Deed

           (ii)  Form of Easement Assignment

           (iii) Form of Lease Assignment

       (c) Joint Use

           (i)   Form of Grant of Easement

           (ii)  Form of Easement Assignment

           (iii) Form of Lease Assignment

       (d) Bill of Sale for Transmission Facilities

3.3 Transmission Substation Conveyance Instruments

       (a) Transmission Only

           (i)   Form of Deed

           (ii)  Form of Easement Assignment

           (iii) Form of Lease Assignment

       (b) Joint Use

           (i)   Form of Grant of Easement

           (ii)  Form of Easement Assignment

           (iii) Form of Lease Assignment

       (c) Bill of Sale for Substation Transmission Facilities

3.4    Assignment of Permits

3.5(a) Assignment of Contracts

3.5(b) Form of Pole Attachment Agreement

3.5(c) Form of Agreement regarding Fiber Optic Cable

3.6    Construction Work in Progress

       (a) Form of Deed

       (b) Form of Bill of Sale

       (c) Form of Assignment

3.7    Bill of Sale for Personal Property

3.8    Bill of Sale for Inventory

3.9    Form of Warranty Assignment

3.11(b)    Form of Escrow Agreement-Subdivided Parcel

3.13   [Deed and Bill of Sale for Stoughton Operations Center]

8.2(f) FIRPTA Certificate

8.2(g) Opinion of Contributor's Counsel

8.3(e)(i)  Opinion of Michael Best Friedrich, LLP

8.3(e)(ii) Opinion of Hunton & Williams